Other current liabilities	12 Months Ended
Dec. 31, 2018
Text block1 [abstract]
Other current liabilities

Note 12. Other current liabilities

	As of December 31,	As of December 31,
	2017	2018
	$ in thousands
VAT Payables	9	291
Accruals for personnel related expenses	5,982	7,041
Other	579	1,037

Total	6,570	8,369

Accruals for personnel are related to annual bonuses, vacations accruals and social expenses on stock options. The increase in accruals for personnel related expenses between December 31, 2017 and December 31, 2018, is mainly driven by higher accrual for annual bonuses due to the increase of headcount recruited both in the United States and in France.

As of December 31, 2018 “Other” mainly include Board of Directors attendance fees for $0.3 million liabilities and subsidies liabilities for $0.3 million.

As of December 31, 2017 “Other” mainly include subsidies liabilities for $0.3 million and other immaterial variances.